                                                                   EXHIBIT 10.13

                         AMERICAN CELLULAR CORPORATION
                              EXECUTIVE AGREEMENT


     THIS EXECUTIVE AGREEMENT is made as of June 22, 1998 by and between American Cellular Corporation, a Delaware corporation (the "Company"), and
                                                            -------
John Fujii ("Executive").
             ---------

     WHEREAS, the Company, Executive and certain other investors have entered into (i) that certain Stock Purchase Agreement dated as of March 5, 1998, as amended effective March 31, 1998 (the "Stock Purchase Agreement"), with respect
                                       ------------------------
to the purchase of certain shares of Class A Common Stock of the Company, par value $0.01 per share ("Class A Common Stock"), and certain shares of Series A
                        --------------------
Preferred Stock of the Company, par value $0.01 per share ("Preferred Stock"),
                                                            ---------------
(ii) that certain Stockholders Agreement dated as of March 5, 1998 (the "Stockholders Agreement"), and (iii) that certain Registration Rights Agreement
-----------------------
dated as of March 5, 1998 (the "Registration Rights Agreement");
                                -----------------------------

     WHEREAS, the Stock Purchase Agreement and Stockholders Agreement were entered into in connection with the execution of that certain Agreement and Plan of Merger dated as of March 6, 1998, as amended (the "Merger Agreement"),
                                                      ----------------
between the Company and PriCellular Corporation, a Delaware corporation ("PriCellular"), in contemplation of the cash merger of the Company with and
-------------
into PriCellular (the "Merger").  PriCellular shall be the surviving corporation
                       ------
in the Merger and shall operate under the name "American Cellular Corporation." by operation of law, PriCellular shall assume the obligations of the Company hereunder. the date of the merger is referred to herein as the "Effective
                                                                 ---------
Date";
----

     WHEREAS, concurrently with the consummation of the Merger, the Company desires to engage executive as the [Chief Executive Officer][President] of the Company and the Executive desires to serve in such capacity on the terms and conditions of this Agreement;

     WHEREAS, as contemplated by Schedule 3.11 to the Stock Purchase Agreement, in connection with his employment with the Company Executive desires to purchase from the Company, and the Company desires to issue and sell to Executive, certain shares of non-voting Class B Common Stock of the Company, par value $0.01 per share ("Class B Common Stock"); and
                  --------------------

     WHEREAS, pursuant to the Stock Purchase Agreement, on or prior to the date hereof Executive, directly or indirectly, has purchased 1,250 shares of Class A Common Stock, at a price of $100.00 per share, and 16,250 shares of Preferred Stock, at a price of $100.00 per share, and the company has agreed to make a secured loan to Executive of up to $999,900 in respect of his purchase of shares of Preferred Stock;

          NOW, THEREFORE, the parties agree as follows:

          1.  Employment; Base Salary; and Term.
              ---------------------------------

              (a) Employment.  The Company hereby employs Executive and
                  ----------
Executive hereby accepts such employment, effective as of the date the Merger is consummated pursuant to the Merger Agreement (the "Effective Date"), upon the terms and conditions hereinafter set forth.

              (b) Position.  Executive will serve as [Chief Executive
                  --------
Officer][President] of the Company and will discharge such duties and responsibilities, and enjoy such authorities, as are customary for such position. Executive will use his best efforts to perform his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

              (c) Devotion of Time.  Executive will not enter the employ or
                  ----------------
serve as a consultant to, or in any way perform any services with or without compensation for, any other person, business or organization, or engage in any other business activity, where such conduct would substantially detract from the number of normal working hours sufficient to carry out his duties under this Agreement, without the prior written consent of the Board of Directors of the Company; provided, that Executive may engage in the activities which exist as of
         --------
the date of the Merger with respect to the entities set forth on Schedule 1(c)
                                                                 -------------
hereto and make passive investments in the securities of any entity.

              (d) Salary.  The Company shall pay Executive an annual base salary
                  ------
of at least $375,000, which may be adjusted upward annually by the Board of Directors (or the Compensation Committee) of the Company. The Company shall pay Executive his salary in equal installments no less frequently than monthly.

              (e) At-Will Relationship.  Executive acknowledges and agrees that
                  --------------------
his employment with the Company is an at-will employment relationship and Executive will be engaged as an employee at the discretion of the Board of Directors.

              (f) Other Benefits.  Executive shall be entitled during his
                  --------------
employment and at the discretion of the Company's Board of Directors (or any Compensation Committee thereof) to participate in any stock option, vacation, pension, insurance or other benefit plan that is maintained at that time by the Company for executive employees, including programs of life and medical insurance and reimbursement of membership fees in professional organizations.

          2.  Confidentiality.
              ---------------

              (a) Ownership.  The Executive acknowledges that such Confidential
                  ---------
Information (as defined in (c) below) as is acquired and used by the Company is a special, valuable and unique asset of the Company. Executive further acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company and which are conceived, developed or made by Executive while employed by the Company belong to the Company, and all records, files and other materials obtained by Executive in the course of his employment with the Company shall remain the property of the Company. Executive shall perform all actions reasonably requested by the Company to establish and confirm such ownership at the Company's expense (including without limitation assignments, consents, powers of attorney and other instruments).

              (b) Use.  Executive shall not use Confidential Information or
                  ---
other property of the Company for his own benefit or the benefit of any person or entity with which he may be associated. Except in connection with the discharge of his duties hereunder, Executive shall not disclose any Confidential Information to any person, firm, corporation, association or other entity. The obligations of this Section 2(b) shall not apply to information that enters the public domain without a breach of this Agreement by Executive.

              (c) Confidential Information.  As used in this Agreement,
                  ------------------------
"Confidential Information" shall mean information that is not known to the
 ------------------------
public and that is developed or obtained by the Company after the date hereof in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) market reports, customers, clients, customer investigations and customer or client lists, (x) other copyrightable works, (xi) all technology and trade secrets, (xii) internal management reports and (xiii) all similar and related information in whatever form that is proprietary information of the Company. Notwithstanding the foregoing, information known to Executive prior to the date hereof shall not be deemed to be Confidential Information for purposes of this Agreement.

          3.  Non-Competition.  In consideration of and in connection with
              ---------------
Executive's purchase of shares of Class A Common Stock, Class B Common Stock and Preferred Stock, and the Company's obligations in respect of such shares, and in order to protect the goodwill of the Company, as long as Executive is employed by the Company and owns shares of Class A Common Stock, Class B Common Stock or Preferred Stock, Executive shall not, unless acting in accordance with the Company's prior written consent (which consent may be withheld in the Company's sole and absolute discretion), directly or indirectly, own, manage, join, operate or control, or participate in the ownership, management, operation or control of, or be connected as a director, officer, employer, employee, partner, consultant, independent contractor or otherwise with, or permit his name to be used by or in connection with, any profit or non-profit business or organization which directly or indirectly engages in wireless communications activities, in any part of the United States or other region of the world; provided, that
                                                            --------
notwithstanding the foregoing, Executive may engage in the activities which exist as of the date of the Merger with respect to the entities set forth on
Schedule 1(c). The parties agree that the foregoing shall not limit Executive from making passive investments in the securities of any entity.

          If any provision of this Section 3 is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of this Section 3 or any other part of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision or the geographic area covered thereby, the parties agree that the court making such determination will have the power to reduce the duration and/or geographic area of such provision, and/or to delete specific words or phrases, and in its reduced form such provision will then be enforceable and will be enforced.

          4.  Effects of Termination.
              ----------------------

              (a) Put Right.  If Executive is terminated by the Company as an
                  ---------
officer, employee or director for any reason other than "cause" (as defined in subsection (f) below), or if his termination is due to death or disability, Executive or his executor shall be entitled to serve written notice on the Company (the "Put Notice") stating that the Company shall thereby be required to
              ----------
purchase all, but not less than all, of the equity securities in the Company (including shares of Class A Common Stock, Preferred Stock and Class B Common Stock) then owned by Executive or any Related Persons (as defined in subsection
(g)) (the "Put Shares"); provided, however, that Put Shares shall not include
           ----------    --------  -------
(i) any Unreleased Shares (as defined in Section 8), and (ii) after the Initial Public Offering (as defined in the Stockholders Agreement), any shares of Class A Common Stock or Class B Common Stock. Executive may exercise the foregoing put right by delivering an irrevocable written notice to the Company within 20 days after Executive is terminated by the Company. Executive shall not have any put right if he voluntarily ceases to serve as an officer and/or director of the Company or if he is terminated for "cause."

              (b) Purchase Price. The purchase price to be paid by the Company
                  --------------
to the Executive or his Related Persons for the Put Shares shall equal (i) with respect to shares of Preferred Stock, the face value thereof and accrued dividends thereon and (ii) with respect to shares of Class A Common Stock and Class B Common Stock, the pro rata ownership share of Executive and his Related Persons (determined (A) with respect to the ownership interest represented by the Put Shares constituting common stock and (B) on a fully-diluted basis) of the fair market value of the Company as of the termination date. The fair market value of the Company shall be determined as follows:

                  (i) Within 15 days after the Put Notice is received by the Company, the Company shall select an appraiser (the "Company Appraiser") to
                                                     -----------------
determine the fair market value as of the termination date. The Company Appraiser shall submit its written determination to the Company and Executive within 30 days after its engagement. Such appraisal shall be binding upon the parties, unless the Executive finds it unsatisfactory, in which event the provisions set forth in clause (ii) below shall be invoked.

                  (ii) If the appraisal made by the Company Appraiser is unsatisfactory to Executive, then within 15 days after the Company Appraiser's report is delivered to Executive, Executive shall engage an appraiser (the "Executive Appraiser") to determine the fair market value as of the termination
 -------------------
date. The Executive Appraiser shall submit its written determination to the Company and Executive within 30 days after its engagement. Such appraisal shall be binding upon the parties, unless the Company finds it unsatisfactory, in which event the provisions set forth in clause (iii) below shall be invoked.

                  (iii) If the appraisal prepared by the Executive Appraiser is unsatisfactory to the Company, then within 15 days after the Executive Appraiser's report is delivered to the Company, the Company Appraiser and the Executive Appraiser shall mutually select a third appraiser to determine the fair market value of the Company as of the termination date, and such third appraiser shall submit its written determination to the parties within 30 days after its engagement, which determination shall be binding upon the parties.

              (c) Costs.  The Company shall bear the reasonable costs and
                  -----
expenses of all appraisers engaged pursuant to Section 4(b).

              (d) Standards.  All appraisers selected pursuant to Section 4(b)
                  ---------
shall be associated with firms that are nationally recognized as appraisers of businesses of the size and type of the Company.

              (e) Closing; Form of Consideration; Treatment of Note; Release.
                  ----------------------------------------------------------
The Company shall consummate the repurchase of the Put Shares from Executive or his Related Persons (the "Put Closing") not more than 30 days after the date the
                          -----------
applicable appraiser has delivered its binding appraisal report to the parties under paragraph (b)(i), (ii) or (iii), as applicable. The purchase price shall be paid in cash; provided, however, that the Company shall have the option to
                 --------  -------
pay the following amounts to Executive or his Related Persons in the form of shares of Preferred Stock, equal to the face value of such shares: (i) the excess amount, if any, by which the purchase price for shares of Class A Common Stock and Class B Common Stock due from the Company hereunder exceeds the price initially paid by Executive or his Related Persons to the Company and (ii) the amount of accrued dividends on shares of Preferred Stock. If the Company elects to issue shares of Preferred Stock to satisfy any of its obligations under this
Section 4, Executive or his Related Persons shall retain such number of shares of Preferred Stock issued to them prior to exercise of the put right equal to the number of new shares to be issued under this Section 4, and such shares of Preferred Stock shall be treated as redeemed and reissued.

          If at the time of the Put Closing Executive has not repaid his borrowing under the Note (as defined in Section 20), then at the Put Closing:
(i) Executive shall return to the Company that number of shares of Preferred Stock that have an aggregate face value equal to the principal balance of the Note (and Executive shall forfeit any accrued dividends with respect to such returned shares); (ii)the Company shall return the Note, marked "cancelled", to Executive; (iii) the Security Agreement (as defined in Section 20) shall be terminated; and (iv) the cash and other property payable pursuant to the immediately preceding paragraph in respect of any shares of Preferred Stock (other than the shares referenced in clause (i)) held by the Company in connection with the Security Agreement shall be delivered to Executive.

          The closing of the repurchase shall be subject to the execution by the parties hereto of a mutual release and waiver with respect to all obligations of the parties hereunder (other than Sections 2 and 3) and the transactions related hereto.

              (f) Cause. "Cause" shall mean (i) the conviction of a felony or of
                  -----
a crime involving moral turpitude; (ii) the material breach of Executive's obligation to provide his services as the Chief Executive Officer of the Company, which breach is not corrected within a 30-day period following his receipt of written notice from the Board of Directors of the Company, specifying with particularity the circumstances which would, if uncorrected, justify such termination; or (iii) the commission of a willful act resulting in a material financial harm to the Company.

              (g) Related Persons.  "Related Persons" shall mean any revocable
                  ---------------
or irrevocable trust or custodianship the beneficiaries of which may include only Executive, his spouse and/or his lineal descendants by blood or adoption, or a corporation, partnership or limited liability company of which Executive, his spouse and/or his lineal descendants by blood or adoption are the sole direct or indirect owners.

          5.  Sale of Class B Stock.  The Company hereby agrees to sell to
              ---------------------
Executive, and Executive hereby agrees to purchase, an aggregate of 6,793.5 shares of Class B Common Stock (the "Shares"), at a purchase price of $10.00 per
                                     ------
share, in cash, for an aggregate purchase price of $67,935.00. The Company and Executive agree that the Shares shall be registered as follows: [2,264.5 Shares in the name of the McTernan Family Trust and 4,529 Shares in the name of Executive][all 6,793.5 Shares in the name of the Fujii Family Partnership L.P., the general partner of which is Fujii Family Corp., all the stock of which is owned by Executive]. Executive represents to the Company that he is authorized to execute this Agreement on behalf of such Related Person, and the Company and Executive agree that Executive's signature on the signature page hereof shall indicate that such Related Person agrees to be bound by the terms and conditions of this Agreement (other than Sections 1, 2, 3 and 4) as if such Related Person were "Executive" hereunder.

          6.  Closing.  Executive shall deliver the funds necessary to
              -------
consummate such purchase to the Company on or prior to June 23, 1998, and the closing of the purchase and sale of the Shares shall take place contemporaneously with the Subsequent Closing (as defined in the Stock Purchase Agreement) relating to the Final Purchase (as defined in the Stock Purchase Agreement).

          7.  Repurchase Option.  Subject to the provisions of Section 9 below,
              -----------------
in the event of any voluntary or involuntary termination of Executive's employment by, or services to, the Company for any reason (other than by reason of death or disability) before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of 90 days from such date to repurchase all or any portion of the Unreleased Shares (as defined below in Section 8) at such time (the "Repurchase Option") at the
                                               -----------------
original purchase price per share (the "Repurchase Price").  The Repurchase
                                        ----------------
Option shall be exercisable by the Company by written notice to Executive and shall be exercisable, at the Company's option, (i) by delivery to Executive with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of Executive's indebtedness, if any, to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of Unreleased Shares to be repurchased (the "Aggregate
                                                              ---------
Repurchase Price").  Upon delivery of such notice and the payment of the
----------------
Aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. The Repurchase Option may be assigned by the Company in whole or in part in its sole discretion.

          8.  Vesting and Release of Shares From Repurchase Option.
              ----------------------------------------------------

              (a) Any of the Shares which, from time to time, have not yet vested and been released from the Repurchase Option are referred to herein as "Unreleased Shares."
------------------

              (b) The Shares shall vest and be released from the Company's Repurchase Option pursuant to the following schedule: 25% of the Shares shall be vested and automatically convert into shares of Class A Common Stock in accordance with Section 11 on each anniversary of the Effective Date such that 100% of the Shares shall have vested on the fourth anniversary of the Effective Date; provided, however, that all Shares shall immediately vest, and
      --------  -------
automatically convert into shares of Class A Common Stock, in accordance with
Section 11, upon the death or disability of Executive. For purposes hereof, "disability" shall mean Executive's inability to perform his duties of
 ----------
employment as a result of physical or mental illness for a period of three consecutive months or an aggregate of six months during any twelve-month period.

              (c) The Shares which have been released from the Repurchase Option shall be delivered to Executive in accordance with Section 11.

              (d) EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE OPTION PURSUANT TO THIS SECTION 8 IS EARNED ONLY BY CONTINUING SERVICE AS AN ACTIVE EMPLOYEE OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). EXECUTIVE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE OPTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE EXECUTIVE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

          9.  Vesting on Change in Control.  In the event of a Change in Control
              ----------------------------
(as defined in the Stockholders Agreement), then the Repurchase Option shall lapse as to all Unreleased Shares, which shall automatically convert into shares of Class A Common Stock in accordance with Section 11, and any successor to the Company prior to or upon the consummation of such Change in Control shall confirm in writing to Executive such successor's obligation to deliver to Executive any Unreleased Shares (and any securities, cash or other property deliverable in respect thereof). The Company shall not effect a Change in Control unless the successor entity (if other than the Company) resulting from such Change in Control shall have assumed by a written instrument executed and mailed by certified mail or delivered to

Executive at his last address appearing on the books of the Company, stating the obligation of such successor to deliver to Executive such shares of stock, securities or assets which Executive is entitled to receive. Upon the delivery of a Drag-Along Notice (as defined in the Stockholders Agreement), Executive shall convert all of his Shares into Class A Common Stock, after giving effect to any lapse of the Repurchase Option provided for in this Section 9, whereupon such shares of Class A Common Stock shall be subject to the provisions of the Stockholders Agreement as provided in Section 17.

          10.  Escrow of Shares.  All Unreleased Shares shall be held by the
               ----------------
Company along with a stock assignment executed by Executive (and/or any Related Person taking delivery of any Shares) in blank in the form attached hereto as Exhibit A.
---------

          11.  Conversion.  Shares which are no longer Unreleased Shares shall
               ----------
automatically convert into fully-paid and non-assessable shares of Class A Common Stock on a one-for-one basis. The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock the number of shares of Class A Common Stock deliverable upon conversion of the Shares and shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue such Class A Common Stock. The Company shall as soon as reasonably practicable after conversion of the Shares pursuant to this Section 11 (and in any event, within 20 days after Executive has so requested) cause to be issued and delivered to Executive certificates for the number of shares of Class A Common Stock to which Executive shall be entitled hereunder, and the certificates representing the Shares so converted shall be cancelled. Such conversion shall be deemed to have been made as of the date of vesting of the Shares, and the person or persons entitled to receive the Class A Common Stock issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date.

          12.  Adjustment for Stock Split.  All references to numbers of shares
               --------------------------
of securities of the Company and the purchase price therefor in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in such securities which may be made by the Company after the date of this Agreement.

          13.  Investment Representations.  In connection with the purchase of
               --------------------------
the Shares, Executive hereby makes the representations to the Company set forth in Article II of the Stock Purchase Agreement, which representations are incorporated herein by reference.

          14.  Stock Certificate Legends.  The share certificate evidencing the
               -------------------------
Shares issued hereunder shall be endorsed with the following legends:

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

          SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (c) Any legend required by any applicable state securities laws.

          15.  Tax Consequences.  Executive has reviewed with Executive's own
               ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Executive is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Executive understands that Executive (and not the Company) shall be responsible for Executive's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Executive understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference
                          ----
between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its Repurchase Option. In the event the Company has a class of equity securities registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. Executive understands that Executive may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or
Section 16(b) period expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase.

          EXECUTIVE ACKNOWLEDGES THAT IT IS EXECUTIVE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF EXECUTIVE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EXECUTIVE'S BEHALF.

          16.  [Reserved.]

          17.  Stockholders Agreement.  The Company and Executive agree that (i)
               ----------------------
the shares of Class A Common Stock into which any Shares are converted constitute "Shares" for purposes of Section 2 (Right of Co-Sale), Section 5 (Management of the Company; Voting), Section 6 (Right of First Refusal on Issuance of New Securities by the Company) and Section 7 (Miscellaneous) of the Stockholders Agreement, and (ii) the Shares and the shares of Class A Common Stock into which the Shares are converted shall all constitute "Shares" for purposes of Section 3 (Drag-Along Right) and Section 4 (Transfer Rights) of the Stockholders Agreement.

          18.  Registration Rights.  The Company and Executive hereby
               -------------------
acknowledge and agree that the shares of Class A Common Stock into which the Shares are convertible constitute "Registrable Securities" (and "Common Shares") under the Registration Rights Agreement and shall therefore bear the rights and privileges, and are subject to the obligations, that attach to Registrable Securities and the holders thereof, as set forth in the Registration Rights Agreement.

          19.  Additional Shares of Class B Common Stock.  If the Company
               -----------------------------------------
determines to issue additional shares of Class B Common Stock or rights to acquire such shares to any person other than Executive, [Fujii/McTernan] or employees designated by Executive or [Fujii/McTernan], which sale or sales will or could result in the Company issuing more than 21,739 shares of Class B Common Stock, the Company shall give Executive 30 days prior written notice of such intention, which notice shall specify the number of shares of Class B Common Stock or rights to be issued, the manner of the proposed sale, the name of the proposed purchaser, if known, the proposed sale price and all other material terms and conditions of the proposed sale. Executive shall have the right, for a period of 30 days after receipt of such notice to purchase, on a pro rata basis in proportion to their holdings of shares of Class B Common Stock, the additional shares of Class B Common Stock or right to purchase such shares that the Company proposes to issue; provided, however, that if Executive has not
                               --------  -------
exercised wholly or in part his right to purchase such additional shares of Class B Common Stock within the prescribed 30-day period, the Company may sell any unsold shares or rights to the proposed purchaser upon substantially the same terms as contained in the notice provided such sale occurs within 30 days following the expiration of the 30-day period during which Executive had the right to purchase such shares or rights.

          20.  Loan and Pledge Agreement in respect of Preferred Stock Shares.
               --------------------------------------------------------------

          (a) On or prior to the Subsequent Closing relating to the Final Purchase, the Company hereby agrees to make a loan to Executive of $999,900 to enable Executive to consummate his purchase of Preferred Stock (the "Loan"),
                                                                     ----
which Loan shall be secured by the shares of Preferred Stock purchased with the proceeds thereof and other shares of Preferred Stock purchased by Executive at the Subsequent Closing (as defined in Section 6) (i.e., in the aggregate, 15,750 shares of Preferred Stock shall secure the Loan). Executive agrees to evidence such Loan by delivering a secured promissory note to the Company (the "Note") in
                                                                       ----
the form of Exhibit B hereto, and to enter into a Security Agreement (the
            ---------
"Security Agreement") with the Company in the form of Exhibit C hereto.  The
-------------------                                   ---------
Company shall indemnify Executive, on an after-tax basis, for the interest payable on the Note when payable or otherwise waive such payments (in which case the Company will also indemnify Executive for any tax effects relating to such waiver).

          (b) Notwithstanding anything set forth in the Note, if Acme Paging, L.P. ("Acme") is not sold prior to March 9, 1999, Executive's obligations under
       ----
the Note shall be evidenced by a new promissory note, payable to the order of the Company, with interest, and such new note shall be subject to a new security agreement, provided that the terms of such new promissory note and security agreement shall comply with the restrictions set forth in the Company's debt instruments. Subject to the foregoing, (i) the new promissory note shall be non-recourse (other than to the shares of Preferred Stock purchased with the proceeds thereof) and shall bear interest at a rate equal to the prime rate published in the Wall Street Journal, (ii) interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and (iii) the entire principal balance and all accrued but unpaid interest on the new note, if any, shall be due and payable upon the consummation of the liquidation of Acme.

          21.  General Provisions.
               ------------------

               (a) This Agreement, the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights are the complete, final and exclusive statements of the agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between the parties and/or their respective representatives with respect to the subject matter covered hereby. This Agreement shall supersede Schedule 3.11 of the Stock Purchase Agreement.

               (b) Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten
(10) days' advance written notice to the other party.

               (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns (including PriCellular). The rights and obligations of Executive under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void, except as permitted by the Stockholders Agreement.

               (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. Any amendment or waiver of any provisions hereof shall be set forth in writing and shall be executed by both parties hereto. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other remedies available to it under the circumstances.

               (e) Executive agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) Executive has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

               (g) References in this Agreement to the Stock Purchase Agreement, Stockholders Agreement and Registration Rights Agreement shall include any amendments thereto effected from time to time in accordance with the respective terms of such agreements; provided, however, that no such amendment shall alter
                          --------  -------
any obligation of the Company under this Agreement in a manner adverse to Executive unless Executive consents in writing thereto.


                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties have duly executed this Executive Agreement as of the day and year first set forth above.



AMERICAN CELLULAR CORPORATION                     EXECUTIVE:
a Delaware corporation




By: /s/ Brion Applegate                           /s/ John Fujii
   ----------------------------                   ------------------------------
   Name:  Brion Applegate                         Name: John Fujii
   Title: Chief Executive Officer (Prior to the
          Merger)

Address:                                          Address:


1336 Basswood Street                              232 East Thorndale Ave.
Suite F                                           Roselle, IL 60172
Schaumburg, IL  60173

                                 Schedule 1(c)


Acme Paging, L.P.


MLC Industries, Inc.


MB Cellular, Inc.


A-1 Wireless, L.P.


Rescue 2000


SMC Partners, L.P.


North American Microcomputer Systems, Inc.

                               CONSENT OF SPOUSE
                               -----------------

          I, ______________________________, spouse of __________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of American Cellular Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the laws of the State of Illinois (or other state of our residence) relating to marital property in effect as of the date of the signing of the foregoing Agreement.


Dated:__________, 1998

                                            ____________________________________
                                                     (Signature of Spouse)

                                   EXHIBIT A
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, _______________, hereby sell, assign and transfer unto _______________________________________________________ (__________) shares of the Class B Common Stock of American Cellular Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _______________, attorney-in-fact, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with Executive Agreement between American Cellular Corporation and the undersigned dated June ___, 1998.

Dated: _______________, _____

                                               ________________________________
                                               Executive



INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of Executive.

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below

     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:  TAXPAYER:                        SPOUSE:

        ADDRESS:  :

        IDENTIFICATION NO.:                     SPOUSE:

        TAXABLE YEAR:  1998

     2. The property with respect to which the election is made is described as follows: __________________shares (the "Shares") of the Class B Common Stock of American Cellular Corporation (the "Company").

     3.  The date on which the property was transferred is: June _____, 1998.

     4.  The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares over time.

     5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is approximately: $______ per share.

     6.  The amount (if any) paid for such property is:_______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  ______________, 1998        _________________________________
                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ______________, 1998        _________________________________
                                    Spouse of Taxpayer

                                   EXHIBIT B
                                   ---------
                            SECURED PROMISSORY NOTE


$999,900                                                    Schaumburg, Illinois
                                                                  June    , 1998


          For value received, the undersigned, _________________ ( "Borrower"), promises to pay to American Cellular Corporation, a Delaware corporation, and its successors and assigns ("Lender"), the principal sum of NINE HUNDRED NINETY NINE THOUSAND NINE HUNDRED DOLLARS ($999,900) (the "Principal"), together with interest on the Principal at the rate equal to 6.00% per year. Payments will be allocated first to accrued and unpaid interest and then to principal.

          The entire Principal balance and all accrued but unpaid interest thereon, if any, shall be due and payable upon the earliest to occur of (i) March 9, 1999, (ii) the consummation of the liquidation of Acme Paging, L.P. and
(iii) thirty (30) days after the voluntary termination of employment of Borrower or termination of Borrower by Lender with cause (as defined in that certain Executive Agreement between Borrower and Lender dated as of June __, 1998 (the "Executive Agreement")).
--------------------

          In the event (i) Borrower defaults in the payment of Principal or interest when due pursuant to the terms hereof, (ii) any representation or warranty of Borrower contained in this Note or any other agreement or instrument executed in connection with the loan described herein proves to have been false or misleading in any material respect, or (iii) Borrower defaults in Borrower's obligation to pay any indebtedness evidenced by any other promissory note executed by Borrower and payable to Lender or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness, then unless otherwise prohibited by law, Lender shall have the option, without demand or notice, to declare the entire Principal balance of this Note, together with all accrued and unpaid interest, to be immediately due and payable. In connection with any occurrence of an event described in clauses
(i) - (iii) above, Lender shall have a right of set-off with respect to any sums owing to Borrower by Lender for any reason and any sums owing to Lender hereunder.

          This Note is secured by certain personal property of Borrower (the "Property"), as more fully detailed in the Security Agreement by and between
---------
Lender and Borrower of even date herewith. This Note shall be subject to the applicable terms of the Executive Agreement.

          This Note is a non-recourse note.

          If an action is instituted for collection of this Note, Borrower agrees to pay court costs and reasonable attorneys' fees incurred by the holder hereof.

          This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Borrower and Lender. No delay or failure by Lender in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by Lender for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of Lender under contract or under law. The rights of Lender under this Note and under the Security Agreement are in addition to any other rights and remedies which Lender may have.

          The Principal may be prepaid without penalty, in whole or in part, at any time. All amounts payable hereunder shall be payable in lawful money of the United States of America.

          Borrower hereby acknowledges that Lender has not made any representation or warranty to Borrower concerning the income tax consequences of the loan to Borrower, and Borrower shall be solely responsible for ascertaining and bearing such tax consequences. Borrower further acknowledges that (i) Lender may, in its sole discretion, determine that it is required under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and
                                                ----
regulations promulgated by the Internal Revenue Service ("IRS") thereunder, to
                                                          ---
impute interest on the Principal of this Note at the rate set by the IRS, (ii) the amount of any such imputed interest would be deemed to be compensation income to Borrower which would be subject to tax withholding, and (iii) if so determined by Lender, Lender would report and withhold the required amount out of the current compensation paid to Borrower in accordance with the Code and the rules and regulations promulgated thereunder.

          THIS NOTE AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois applicable to contracts made and to be entirely performed therein.

          IN WITNESS WHEREOF, the undersigned executes this Note as of the date first written above.

                         BORROWER:


                         _______________________________________________

                         Name: _________________________________________
                                        (Please Print)

                                   EXHIBIT C
                                   ---------

                              SECURITY AGREEMENT


     This Security Agreement is made as of June __, 1998 between American Cellular Corporation, a Delaware corporation ("Pledgee"), and
                                               -------
____________("Pledgor").
              -------


                                  Recitals
                                  --------

     Pursuant to Pledgee's extension of a loan of $999,900 to Pledgor (the "Loan") under that certain Promissory Note of even date herewith (the "Note"),
 ----                                                                  ----
Pledgee and Pledgor have agreed to enter into this Security Agreement to provide for a security interest in certain personal property of Pledgor in order to secure the Note.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  As security for the
         ---------------------------------------------
payment and performance of all obligations of the Pledgor on the Note, including the payment of principal and interest, Pledgor hereby pledges, delivers and assigns to Pledgee 15,750 shares of the Series A Preferred Stock of Pledgor, par value .01 per share (the "Property").
                          ---------

         The Property (together with an executed blank stock assignment in the form attached hereto as Exhibit A for use in transferring all or a portion of
                        ---------
the to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor and Pledgee.

     The Property shall also include all securities, certificates and instruments representing or evidencing ownership of the Property and all proceeds and products of any Property including without limitation stock, cash, property or other dividends, securities, rights and other property now or hereafter at any time or from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Property, and all new stock or other securities or property so acquired by Pledgor as it relates to the Property shall be immediately delivered to Pledgee, to be held under the terms of this Security Agreement in the same manner as the Property initially pledged.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, if any, at the time and in the manner provided in the Note.

          (b) Encumbrances.  Except as may be provided in the Stock Purchase
              ------------
Agreement dated as of March 5, 1998 between Pledgor and Pledgee and the other parties thereto, as amended, and in the Stockholders Agreement dated as of March 5, 1998 between Pledgor and Pledgee and the other parties thereto, the Property is free of all encumbrances, defenses and liens, and Pledgor will not further encumber the Property without the prior written consent of Pledgee.

          (c) Margin Regulations.  In the event that Pledgee's Common Stock
              ------------------
becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making
              ------------
any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Default.  Subject to the provisions of Section 20 of that certain
          -------
Executive Agreement dated as of June __, 1998 between Pledgor and Pledgee, Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          (a) Payment of principal or interest on the Note, if any, shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies.

     4.   Withdrawal or Substitution of Collateral.  Pledgee shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Property without the prior written consent of Pledgor.

     5.   Term.  The within pledge of Property shall continue until the payment
          ----
or forgiveness of all indebtedness secured hereby.

     6.   Pledgee Liability.  In the absence of willful or gross negligence,
          -----------------
Pledgee shall not be liable to any party for any of his acts, or omissions to act, as Pledgee.

     7.   Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     8.   Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     9.   Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of Illinois.



                     [THIS SPACE LEFT BLANK INTENTIONALLY]

          IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.



"PLEDGOR"      ____________________________________________


               Address:  ________________________________
                         ________________________________


"PLEDGEE"      AMERICAN CELLULAR CORPORATION,
               a Delaware corporation


               By: _________________________________________
               Name:
               Title:

                        EXHIBIT A TO SECURITY AGREEMENT
                        -------------------------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto _________________ ___________ ___________________________________ (________)
shares of the Series A Preferred Stock of American Cellular Corporation standing in my name of the books of said corporation represented by Certificate No._____ herewith and do hereby irrevocably constitute and appoint _____ __________________________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated: ________________, _____.


                                     Signature:


                                     ________________________________




  This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and American Cellular Corporation. dated as of June __, 1998.